                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06671

                         SCUDDER GLOBAL HIGH INCOME FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Two International Place, Boston, MA 02110
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global High Income Fund, Inc.

Annual Report to Stockholders

October 31, 2005

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.ScudderGlobalHigh.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher L.L.P.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — LBF

Contents

Click Here Portfolio Management Review

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Stockholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Other Information

Click Here Directors and Officers

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds,and thus the value of the bond fund, can decline and the investor can lose principal value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Brett Diment, portfolio team leader, discusses Scudder Global High Income Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did emerging markets debt perform during the past year?

A:  Emerging market bonds turned in another phenomenal performance during the reporting period. The asset class is on track for its seventh consecutive year of positive performance and third straight year of double-digit returns in 2005. Emerging markets debt continued to be bolstered by strong global economic growth and robust commodity prices. Many emerging market countries experienced extremely strong export growth as a result of these factors, which in turn allowed central banks to build substantial foreign exchange reserves. The increase in foreign currency earnings placed most emerging market countries in a very comfortable position to service their foreign debt obligations. In addition, despite the bearishness of Wall Street analysts regarding the US bond market, Treasuries did not experience the pronounced yield increase (and price decline) that has been expected for the past two years. Indeed, the benchmark 10-year US Treasury bond spent most of the year trading within a range of 4% to 4.6%. The positive backdrop helped to keep the cost of borrowing down for emerging market issuers. This cost actually declined considerably during the year, as the spread over US Treasuries of the JP Morgan Emerging Market Bond Plus index declined from 405 basis points (4.05 percentage points) to 253 basis points.1

1 Emerging markets bonds are priced on their "yield spread" versus US Treasuries. If Treasury yields are at 5% and a country's debt yields 8%, that country is said to have a spread of 300 basis points, or 3%. A declining spread signals outperformance of a country's bonds versus Treasuries.

This environment served as a favorable backdrop for the fund. For the 12 months ended October 31, 2005, the fund's cumulative total return based on net asset value was 18.72%, while its total return based on its share price as listed on the New York Stock Exchange was 14.23%, closing at $7.86 a share.

Q:  What is the overall thinking underlying the portfolio?

A:  Three themes have generally pervaded the portfolio throughout the year:

1. The fund has been, and remains, heavily invested in the bonds of energy exporting countries.

2. We have selectively maintained positions in certain high-beta countries.2

2 "High-beta" means a security is more risky than the market as a whole.

3. We have favored local currency-denominated bonds (as opposed to those denominated in US dollars), meaning that the portfolio has been positioned to take advantage of the rising value of certain emerging market currencies.

With regard to the first theme, as mentioned above, commodity prices have been very supportive of the asset class for the past few years and oil is clearly no exception. Consequently, we have generally maintained positions in energy exporters such as Venezuela, Russia, Nigeria and Qatar. These positions, especially Russia, contributed positively to performance.

With respect to the second theme of high-beta investments, the fund has favored Argentina and Ecuador at various points during the year. This positioning was intended to take advantage of the generally positive trading environment for the asset class as a whole.

Finally, with respect to the theme of local currency investments, the continued decline in the yield spreads of dollar-denominated emerging markets bonds has meant that investors have had to look to local currency instruments in order to pick up yield.3 The fund has been no exception, as we held positions in local currency bonds in Argentina, Colombia, Mexico, Uruguay and Turkey at different times throughout the year. In Argentina and Uruguay, the bonds also offer the advantage of yields that are linked to inflation, providing some protection against a potential rise in inflation. The tendency for emerging currencies to appreciate has also encouraged us to invest in other currencies such as Russia, Ukraine, Turkey, Philippines, Indonesia, Singapore, Malaysia and Thailand during various times of the year.

3 It is possible to invest in emerging markets debt denominated in dollars or in the local currency of the issuing country. The latter tends to have a higher yield, since the investor is exposed to currency risk as well as market risk.

Many of the local currency investments have also benefited from the strength in emerging market currencies. As a result, our decision to invest in local currency bonds was additive to performance.

Q:  How is the fund positioned in Latin America?

A:  The fund continues to maintain light positioning overall in Latin America. Again, this does not reflect a negative attitude toward the region, but simply an acknowledgement of how far spreads have declined in Latin America following its strong performance. The fund has been light in Mexico, as its spread has averaged just over 160 basis points over US Treasuries for the year. Given this tight spread, we did not think that Mexican dollar-denominated bonds offered much potential for further upside. The fund also continues to avoid the BB-rated Latin countries of Peru, Panama and Colombia. In Peru, with a spread that ended the year at 176 basis points over Treasuries, we see little room for additional upside. In Panama and Colombia, with spreads roughly in-line with the overall index, we think the market has factored in much of the good news that has come out of these countries this year. This is especially the case when one takes into account that unlike most emerging countries, neither country has managed to make any significant inroads in lowering its debt-to-GDP ratio in the past few years.4 This defensive positioning detracted from performance, as these countries returned in-line with the robust performance of the asset class as a whole.

4 The debt-to-GDP (gross domestic product) ratio is a measure of a country's ability to pay down its debt. A lower ratio is preferable.

5 Restructuring, in this context, refers to Argentina's renegotiation of the terms of its bonds in order to defer payments.

Argentina and Venezuela were both a source of strong performance for the fund. Venezuela represents a "poster child" example of the improving fundamentals in the asset class. While Venezuela tends to appear in the international press for the wrong reasons due to its outspoken president, Hugo Chavez, it also has benefited considerably from a strong improvement in its balance of payments thanks to the windfall of rising oil revenues. The strength of oil prices has allowed Venezuela to build up foreign currency reserves significantly and made the issuance of new debt in 2006 unnecessary. Argentina remains fundamentally cheap in our view, particularly with respect to Brazil, as its restructuring this year reduces its debt service needs considerably in the medium term.5 The fund did, however, retain a heavy weighting throughout the year in Brazil for yield purposes.

As mentioned above, the fund has been active throughout the year in local currency instruments in Latin America. It has held longer-term positions in Argentine and Uruguayan inflation-linked debt, the former position a result of the successful restructuring of Argentina's defaulted debt this year. The position in the latter reflected a growing trend in the region to issue bonds denominated in local currency rather than to rely on external debt markets. Our position in Argentina's debt was very helpful to performance. Along the lines of that theme, we also held positions in Mexican peso bonds. Here, we sought to take advantage of real interest rates which at times approached 7%. (Real interest rates are the bond's nominal yield minus the rate of inflation.) We also held positions in Colombian peso-denominated debt, where real yields stood at over 8% at mid-year. While countries have had to offer higher yields to compel investors to hold such local currency-denominated instruments, in the long term these bonds are a positive development since they are less vulnerable to swings in global investor sentiment. These instruments have also offered investors the opportunity to take advantage of strengthening currencies in the region.

Q:  What has been your approach in the Europe/Middle East/Africa regions?

A:  The fund historically has held a large position in this region, with a focus on Russia and the European Union (EU) accession candidates.6 While the former has not changed, we have reduced the fund's position in the latter credits during the year. For instance, we reduced the fund's long-held positions in the EU accession candidates of Bulgaria and Romania given that their yield spread versus Treasuries fell under 100 basis points, meaning that we saw little additional upside. For a similar reason, the fund has not held a position in Poland for years. We also reduced the fund's weighting in Turkey during the year based on our belief that market prices already reflected most of the good news regarding the country being allowed to initiate EU accession talks. The fund does retain a position in the Turkish lira, as the currency has been well-supported by both the central bank's ongoing interest rate cuts and the country's success in attracting foreign direct investment as it aggressively privatizes assets formerly held by the government.

6 The bonds of countries on track for adoption into the EU tend to gradually converge with developed market bonds as the EU membership draws closer.

We held no positions in the higher-grade African credits of Egypt, South Africa and Morocco, seeing little value with spreads in those countries offering less than 100 basis points over US Treasuries.

As mentioned above, the fund maintained its long-held weighting in Russia. This positioning reflects the continued improvement of the country's balance sheet as Russia has used a good portion of its oil windfall to retire its outstanding debt obligations. Thus, despite the dramatic spread tightening that has already occurred in Russia, we have remained aggressively positioned there, given that its external bonds are fast becoming an endangered species. We also retain a position in the Russian ruble as the currency promises to be well-supported by a robust current account balance due to the continued strength in oil prices. In neighboring Ukraine, we have shifted our positioning opportunistically throughout the year, as political and economic news resulted in high levels of market volatility. Overall, our positioning in the Ukraine was additive to performance, as we added to our position during the midst of the political crisis in the spring and took profits later in the year.

Q:  How is the fund positioned in Asia?

A:  The fund's weighting in Asia has increased. We have added to its position in the Philippines, which has benefited from the country's general outperformance of its fiscal targets this year, and resulting reduction in the need for it to issue new debt. Passage of critical tax reform also paves the way for a sustainable reduction in the country's debt levels. Additionally, the robust growth of remittances from overseas workers has made a significant contribution to both the country's balance of payments as well as providing fundamental support to consumption spending. The fund has also held positions at various times in Indonesia and the Malaysian state-owned oil company, Petronas.

Aside from the aforementioned holdings, the fund's positioning in dollar-denominated bonds in the region has been minimal in recent years, as the yields on these generally highly rated bonds have been negligible. However, the fund has held a position in Malaysian ringgit-denominated bonds, mostly on the expectation that the currency will appreciate. It is our expectation that the Chinese government will allow its currency to appreciate further at the beginning of next year, which will in turn encourage strength amongst currencies in the region as a whole. Consequently, we retain our local currency positions in Singapore.

Q:  What is your broad view of the asset class as we head in to 2006?

A:  With spreads versus US Treasuries at all-time lows, we remain cautious about emerging markets bonds. Low yields may mean that investment inflows into the asset class may wane. In addition, most Latin American countries will be holding presidential elections in 2006, potentially introducing heightened political risk to the equation. Historically it has been difficult for Latin American countries to outperform during their election cycle.

This does not mean that we are outright bearish. Indeed, overall fundamentals in emerging countries are simply too strong to envision dramatic underperformance from here. Persistent strength in commodity prices should allow emerging countries to continue to pay down their existing debt without having to resort to issuance in the market, reducing the overall supply of bonds outstanding. We believe downside risk to the emerging debt market is also mitigated by the fact that most investor inflows into the asset class remain positive. With this as the backdrop, we encourage investors to maintain a long-term perspective in the event that the market environment becomes more challenging in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of October 31, 2005

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value[a]		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-3.52	—	2.44	—	2.46	—
One Year	14.23	14.23	18.72	18.72	11.49	11.49
Three Year	79.00	21.42	89.00	23.64	65.20	18.21
Five Year	151.17	20.22	136.18	18.75	83.13	12.86
Ten Year	128.48	8.61	180.39	10.86	281.11	14.32
Per Share Information and Return[a]
	Yearly periods ended October 31

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	15.61	13.11	5.45	5.77	6.10	5.66	5.98	7.44	8.03	8.92
Income Dividends ($)	1.50	1.50	1.50	.60	.60	.65	.75	.61	.57	.56
Capital Gains Distributions ($)	—	2.92	—	—	—	—	—	—	—	—
Total Return (%) (a)	55.81	14.03	-52.80	18.78	19.25	4.23	19.89	36.13	16.94	18.72

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b The unmanaged, unleveraged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 60.33% based on net asset value.

Portfolio Summary as of October 31, 2005

Asset Allocation (Excludes Cash Equivalents)	10/31/05	10/31/04

Sovereign Bonds	100%	99%
US Government Backed	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	10/31/05	10/31/04

Brazil	20%	19%
Russia	20%	19%
Mexico	9%	6%
Turkey	8%	11%
Venezuela	6%	5%
Philippines	6%	4%
Argentina	5%	3%
Colombia	4%	—
Ukraine	3%	5%
Other	19%	28%
	100%	100%
Currency Exposure*	10/31/05	10/31/04

US	91%	90%
Mexico	2%	2%
Argentina	2%	1%
Uruguay	1%	2%
Euro	—	4%
Other	4%	1%
	100%	100%

* Currency exposure after taking into account the effects of forward contracts.

Asset allocation, geographical diversification and currency exposure are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of October 31, 2005

	Principal Amount ($) (a)	Value ($)

Bonds 118.6%
Argentina 5.6%
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038 (b)	5,460,000	2,014,740
5.83%, 12/31/2033 (PIK) ARS	4,791,433	1,986,667
8.28%, 12/31/2033 (PIK)	1,002,845	975,266
(Cost $4,909,429)		4,976,673
Brazil 23.6%
Federative Republic of Brazil:
8.75%, 2/4/2025	900,000	920,250
8.875%, 10/14/2019	2,500,000	2,637,500
9.25%, 10/22/2010	430,000	472,140
10.0%, 8/7/2011	1,240,000	1,413,600
11.0%, 1/11/2012	3,340,000	3,974,600
11.0%, 8/17/2040 (b)	4,260,000	5,118,390
12.25%, 3/6/2030	1,100,000	1,465,750
14.5%, 10/15/2009	3,900,000	4,966,650
(Cost $20,059,127)		20,968,880
Bulgaria 2.7%
Republic of Bulgaria, 8.25%, 1/15/2015 (b) (Cost $2,437,453)	2,000,000	2,394,400
Colombia 4.7%
Republic of Colombia:
8.125%, 5/21/2024	2,200,000	2,279,200
10.375%, 1/28/2033	700,000	875,000
11.75%, 3/1/2010 COP	2,070,000,000	1,007,511
(Cost $3,933,086)		4,161,711
Dominican Republic 1.0%
Dominican Republic, 9.5%, 9/27/2011 (Cost $906,407)	890,375	948,249
Ecuador 2.4%
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030 (Cost $2,165,334)	2,400,000	2,130,000
Guatemala 1.9%
Republic of Guatemala:
Series REG S, 9.25%, 8/1/2013	900,000	1,044,000
10.25%, 11/8/2011	500,000	595,000
(Cost $1,585,867)		1,639,000
Indonesia 1.0%
Republic of Indonesia, Series REG S, 7.5%, 1/15/2016 (Cost $892,251)	900,000	886,950
Malaysia 2.8%
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	5,900,000	1,603,869
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	700,000	857,780
(Cost $2,479,369)		2,461,649
Mexico 10.6%
Mexican Bonds:
Series MI-20, 8.0%, 12/7/2023 MXN	20,120,000	1,671,459
Series MI-10, 9.5%, 12/18/2014 MXN	9,500,000	909,527
Pemex Project Funding Master Trust:
REGS 7.875%, 2/1/2009 (b)	2,500,000	2,675,000
REGS 8.0%, 11/15/2011	730,000	816,140
Series 9.5%, 9/15/2027	2,000,000	2,590,000
United Mexican States, 8.3%, 8/15/2031	600,000	735,000
(Cost $9,529,218)		9,397,126
Nigeria 2.0%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020 (b) (Cost $1,685,091)	1,750,000	1,736,875
Pakistan 2.6%
Republic of Pakistan, 6.75%, 2/19/2009 (b) (Cost $2,318,113)	2,300,000	2,326,756
Panama 1.2%
Republic of Panama, 9.375%, 1/16/2023 (Cost $1,131,454)	900,000	1,093,500
Peru 2.2%
Republic of Peru, 8.75%, 11/21/2033 (Cost $1,795,525)	1,700,000	1,955,000
Philippines 6.7%
Republic of Philippines:
8.0%, 1/15/2016 (b)	1,400,000	1,403,500
8.375%, 2/15/2011	600,000	624,750
9.0%, 2/15/2013	600,000	639,750
9.375%, 1/18/2017	900,000	985,500
9.5%, 2/2/2030	1,300,000	1,371,500
9.875%, 1/15/2019	815,000	906,687
(Cost $5,877,808)		5,931,687
Qatar 1.0%
State of Qatar, Series REG S, 9.75%, 6/15/2030 (Cost $917,692)	600,000	889,740
Romania 1.2%
Republic of Romania, 5.75%, 7/2/2010 (Cost $1,100,109) EUR	800,000	1,048,021
Russia 23.6%
Aries Vermogensverwaltung GmbH:
Series C REGS, 7.75%, 10/25/2009 EUR	2,750,000	3,801,403
144A, Series C REGS, 9.6%, 10/25/2014	1,500,000	1,919,460
Russian Federation, Series REGS, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,700,000	1,889,720
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008 (b)	8,700,000	8,190,180
Series VII, 3.0%, 5/14/2011	5,900,000	5,143,030
(Cost $21,031,334)		20,943,793
Turkey 9.2%
Republic of Turkey:
7.375%, 2/5/2025	1,200,000	1,188,000
8.0%, 2/14/2034	1,860,000	1,920,450
10.5%, 1/13/2008	400,000	440,000
11.75%, 6/15/2010	3,750,000	4,603,125
20.0%, 10/17/2007 TRY	88	72
(Cost $8,110,821)		8,151,647
Ukraine 3.3%
Government of Ukraine, Series REG S, 7.65%, 6/11/2013 (Cost $2,922,042)	2,750,000	2,956,250
Uruguay 1.3%
Republic of Uruguay, 17.75%, 2/4/2006 (Cost $937,658) UYU	55,200,000	1,168,932
Venezuela 7.0%
Republic of Venezuela:
7.65%, 4/21/2025	400,000	397,000
9.375%, 1/13/2034	1,540,000	1,791,020
10.75%, 9/19/2013 (b)	3,300,000	4,026,000
(Cost $5,907,130)		6,214,020
Vietnam 1.0%
Socialist Republic of Vietnam, Series REG S, 6.875%, 1/15/2016 (Cost $884,007)	900,000	884,007
Total Bonds (Cost $103,516,325)		105,264,866
	Shares	Value ($)

Cash Equivalents 6.2%
United States
Scudder Cash Management QP Trust, 3.83% (c) (Cost $5,496,400)	5,496,400	5,496,400
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $109,012,725)+	124.8	110,761,266
Other Assets and Liabilities, Net	(24.8)	(21,994,341)
Net Assets	100.0	88,766,925

+ The cost for federal income tax purposes was $109,136,915. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,624,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,479,953 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $855,602.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Securities, or a portion thereof, subject to a financing transaction.

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in kind.

Currency Abbreviations
ARS	Argentine Peso	MYR	Malaysian Ringgit
COP	Colombian Peso	TRY	New Turkish Lira
EUR	Euro	UYU	Uruguayan Peso
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $103,516,325)	$ 105,264,866
Investment in Scudder Cash Management QP Trust (cost $5,496,400)	5,496,400
Total investments in securities, at value (cost $109,012,725)	110,761,266
Foreign currency, at value (cost $258,932)	255,426
Receivable for investments sold	3,672,648
Unrealized appreciation on forward foreign currency exchange contracts	1,503
Interest receivable	2,035,089
Other assets	506
Total assets	116,726,438
Liabilities
Payable for investments purchased	2,520,657
Payable for financing transactions	24,597,496
Due to custodian bank	508,697
Unrealized depreciation on forward foreign currency exchange contracts	11,238
Accrued management fee	74,125
Accrued interest expense	70,034
Other accrued expenses and payables	177,266
Total liabilities	27,959,513
Net assets, at value	$ 88,766,925
Net Assets
Net assets consists of: Undistributed net investment income	641,877
Net unrealized appreciation (depreciation) on: Investments	1,748,541
Foreign currency related transactions	(11,903)
Accumulated net realized gain (loss)	(42,944,736)
Paid-in capital	129,333,146
Net assets, at value	$ 88,766,925
Net Asset Value
Net asset value per share ($88,766,925 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Interest	$ 6,968,176
Interest — Scudder Cash Management QP Trust	114,381
Total Income	7,082,557
Expenses: Management fee	1,014,050
Services to shareholders	32,825
Custodian and accounting fees	144,319
Auditing	85,705
Legal	37,220
Directors' fees and expenses	101,008
Reports to shareholders	52,711
Interest expense	723,022
Stock exchange listing fees	21,073
Other	61,604
Total expenses, before expense reductions	2,273,537
Expense reductions	(1,279)
Total expenses, after expense reductions	2,272,258
Net investment income	4,810,299
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $31,294)	12,749,065
Foreign currency related transactions	(425,401)
12,323,664
Net unrealized appreciation (depreciation) during the period on: Investments	(2,996,146)
Foreign currency related transactions	267,457
(2,728,689)
Net gain (loss) on investment transactions	9,594,975
Net increase (decrease) in net assets resulting from operations	$ 14,405,274

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2005
Cash Flows from Operating Activities
Investment income received	$ 7,322,860
Payment of expenses	(1,721,226)
Payment of interest expense	(652,988)
Proceeds from sales and maturities of long-term investments	162,720,282
Purchases of long-term investments	(159,774,271)
Net change in short-term investments	(5,180,201)
Cash provided by operating activities	2,714,456
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	2,462,182
Distributions paid	(5,573,467)
Cash used for financing activities	(3,111,285)
Increase (decrease) in cash	(396,829)
Cash at beginning of period*	143,558
Cash at end of period*	$ (253,271)
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 14,405,274
Net increase (decrease) in investments	(13,052,849)
Net increase (decrease) in net unrealized appreciation (depreciation) on investments	2,996,146
(Increase) decrease in interest receivable	(157,420)
(Increase) decrease in other assets	(506)
(Increase) decrease in receivable for investments sold	(2,680,603)
Increase (decrease) in payable for investments purchased	1,463,426
(Increase) decrease in net unrealized appreciation (depreciation) on open/closed forward foreign currency exchange contracts	(157,056)
Increase (decrease) in accrued expenses	(101,956)
Cash provided by operating activities	$ 2,714,456

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the net amount of $397,723 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 4,810,299	$ 4,395,946
Net realized gain (loss) on investment transactions	12,323,664	5,271,430
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,728,689)	1,854,198
Net increase (decrease) in net assets resulting from operations	14,405,274	11,521,574
Distributions to shareholders from net investment income	(5,573,467)	(5,672,993)
Increase (decrease) in net assets	8,831,807	5,848,581
Net assets at beginning of period	79,935,118	74,086,537
Net assets at end of period (including undistributed net investment income of $641,877 and $166,892, respectively)	$ 88,766,925	$ 79,935,118
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2005	2004	2003	2002[c]	2001
Per Share Operating Performance
Net asset value, beginning of period	$ 8.03	$ 7.44	$ 5.98	$ 5.66	$ 6.10
Income (loss) from investment operations: Net investment income[a]	.48	.44	.55	.67	.77
Net realized and unrealized gain (loss) on investment transactions	.97	.72	1.52	.40	(.56)
Total from investment operations	1.45	1.16	2.07	1.07	.21
Less distributions from: Net investment income	(.56)	(.57)	(.61)	(.75)	(.65)
Net asset value, end of period	$ 8.92	$ 8.03	$ 7.44	$ 5.98	$ 5.66
Market value, end of period	$ 7.86	$ 7.38	$ 7.10	$ 5.57	$ 5.32
Total Return
Per share net asset value (%)[b]	18.72	16.94	36.13	19.89	4.23
Per share market value (%)[b]	14.23	12.50	39.29	18.60	18.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	80	74	59	56
Ratio of expenses (excluding interest) (%)	1.81	1.98	2.03	2.09	2.09
Ratio of expenses (%)	2.65	2.31	2.28	2.73	3.04
Ratio of net investment income (%)	5.62	5.75	7.89	10.87	12.50
Portfolio turnover rate (%)	155[d]	252	306	740	781

a Based on average shares outstanding during the period.

b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

c As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

d The portfolio turnover rate including financing transactions was 420% for the year ended October 31, 2005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $42,820,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($19,270,000), October 31, 2007 ($16,250,000) and October 31, 2009 ($7,300,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2005, the Fund utilized approximately $11,200,000 of prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 631,853
Capital loss carryforwards	$ (42,820,000)
Net unrealized appreciation (depreciation) on investments	$ 1,624,351

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 5,573,467	$ 5,672,993

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash due to the Fund's custodian bank at October 31, 2005.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $160,752,358 and $164,329,290, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. For the period November 1, 2004 through September 30, 2005, the management fee payable under the Management Agreement is equal to an annual rate of 1.20% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Effective October 1, 2005, the management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.18% of the Fund's average weekly net assets. As of October 31, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, served as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Manager compensated DeAMIS out of the management fee it receives from the Fund. See Note J for details regarding the change in subadvisor subsequent to year end.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SISC aggregated $13,500, of which $2,700 is unpaid at October 31, 2005.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SSC aggregated $12,500, of which $2,500 is unpaid at October 31, 2005.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB") SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC aggregated $71,104, of which $8,401 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2005, the Manager agreed to reimburse the Fund $1,279, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of October 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	850,195	RUB	24,280,000	1/25/2006	$ 1,214
USD	871,111	SGD	1,470,000	1/25/2006	289
Total unrealized appreciation					$ 1,503
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US $)
EUR	4,160,000	USD	5,009,394	1/25/2006	$ (11,238)
Total unrealized depreciation					$ (11,238)
Currency Abbreviations
EUR	Euro	SGD	Singapore Dollar
RUB	New Russian Ruble	USD	US Dollar

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At October 31, 2005, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Financing Agreements	Financing Liability	Weighted Average Maturity
UBS AG	$ 23,219,414	$ 24,597,496	33

The weighted average daily balance of financing agreements outstanding during the year ended October 31, 2005 was approximately $23,468,106. The weighted average interest rate was 3.03%. The maximum financing agreement liability outstanding during the year ended October 31, 2005 was $26,948,113.

H. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

I. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

J. Subsequent Event

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, was the subadvisor for the Fund and was responsible for managing the Fund's assets. On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. At December 1, 2005, DeAMIS became a direct wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). AAMISL is a registered investment advisor under the Investment Advisers Act of 1940, as amended. As of December 2, 2005, AAMISL became the subadvisor to the Fund pursuant to a written contract. Those individuals who manage all or a portion of the assets of the Fund as employees of DeAMIS became employees of AAMISL, and these same individuals continue to be responsible for the management of the Fund's assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 2005, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 16, 2005

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of Scudder Global High Income Fund, Inc. (the "fund") was held on October 31, 2005, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 280 Park Avenue, New York, NY 10017. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below).

1. To elect thirteen Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Henry P. Becton, Jr.	5,850,229	240,519
Richard R. Burt	5,700,667	390,081
Dawn-Marie Driscoll	5,851,890	238,858
Martin J. Gruber	5,853,486	237,262
Keith R. Fox	5,848,300	242,448
Kenneth C. Froewiss	5,859,028	231,720
Richard J. Herring	5,852,274	238,474
Philip Saunders, Jr.	5,845,208	245,540
Graham E. Jones	5,844,239	246,509
Rebecca W. Rimel	5,849,051	241,697
William N. Searcy	5,850,805	239,943
Jean Gleason Stromberg	5,855,484	235,264
Carl W. Vogt	5,848,120	242,628

2. To approve an Amended and Restated Investment Advisory, Management and Administration Agreement between the fund and Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
4,282,785	196,797	174,182

3. To Approve a new Investment Sub-Advisory Agreement with respect to the fund between Deutsche Investment Management Americas Inc. and Aberdeen Asset Management Investment Services Limited.

Number of Votes:
For	Against	Abstain
4,262,969	209,391	181,402

Investment Management Agreement Approval

On December 1, 2005, Deutsche Bank sold parts of the London- and Philadelphia-based asset management businesses of Deutsche Asset Management to Aberdeen Asset Management PLC ("Aberdeen PLC") (the "Aberdeen Transaction"). Deutsche Asset Management Investment Services Limited ("DeAMIS") became a direct, wholly owned subsidiary of Aberdeen PLC after the closing of the Aberdeen Transaction and its name changed to Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") upon its acquisition by Aberdeen PLC.

In connection with the Aberdeen Transaction, at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") on October 31, 2005, stockholders approved an Amended and Restated Investment Advisory, Management and Administration Agreement (the "Amended Investment Management Agreement") between the Fund and the investment advisor, Deutsche Investment Management Americas Inc. ("DeIM"). Additionally, stockholders approved a new Investment Sub-Advisory Agreement (the "Aberdeen Sub-Advisory Agreement") between DeIM and Aberdeen IS.

Board Considerations

In considering the approval of the Amended Investment Management Agreement between the Fund and DeIM and the Aberdeen Sub-Advisory Agreement between DeIM and Aberdeen IS, the Board held telephonic meetings on August 18, 2005 and September 5, 2005 to consider information about Aberdeen PLC, DeAMIS and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and the resources that it intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement on the Fund's shareholders and were assisted in this review by their independent legal counsel. On September 5, 2005, the Board, including the Independent Directors, approved in principle the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund's shareholders for approval. The Board took final action on the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement at an in-person meeting held on October 11, 2005. In approving in principle the terms of the Aberdeen Sub-Advisory Agreement, the Board considered the following factors, among others:

DeIM and Aberdeen PLC have advised the Board that the same London-based fixed income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen IS and would continue to manage the Fund as employees of Aberdeen IS. In this regard, the Board also considered the assurances provided by Aberdeen PLC regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered the representations of DeIM and Aberdeen PLC that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

The terms of the Aberdeen Sub-Advisory Agreement, including the fees payable by DeIM thereunder. The Board considered the fees payable to Aberdeen IS by DeIM under the Aberdeen Sub-Advisory Agreement and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM's conflicts of interest in recommending to the Board that it approve the Aberdeen Sub-Advisory Agreement.

The resources and operations of Aberdeen IS, including the experience and professional qualifications of Aberdeen IS personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended Investment Management Agreement, DeIM will oversee the management of the Fund's portfolio by Aberdeen IS, and will continue to provide the same administrative services that it currently provides.

DeIM's commitment to pay all costs associated with obtaining shareholder approval of the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

With regard to the Amended Investment Management Agreement, the Board considered that its terms are substantially identical to the terms of the previous Investment Advisory, Management and Administration Agreement, except that the Amended Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as Aberdeen IS). In light of the fact that the Board had approved the continuation of the terms of the previous Investment Advisory, Management and Administration Agreement at its July 5, 2005 meeting, the Board limited the scope of its review of the Amended Investment Management Agreement to consideration of this change, as well as the estimated profitability of this Agreement to DeIM after its payment of sub-advisory fees to Aberdeen IS. The key factors considered by the Board in connection with approving the previous Investment Advisory, Management and Administration Agreement in July 2005, which are also pertinent to their approval of the proposed contractual arrangements, include the following:

The investment management fee rate paid to DeIM, including relative to the fee rates paid by similar funds. In this regard, the Board proposed and DeIM accepted a significant (0.20%) reduction in the Fund's investment management fee rate. The Board concluded that any existing economies of scale enjoyed by DeIM were properly reflected in these fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three month, six month, one year, three year and five year periods ended December 31, 2004. The Board also observed that the Fund had performed well relative to other funds in its Lipper peer group, including first quartile performance for the year ended December 31, 2004.

DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

The nature, scope and quality of the services provided by DeIM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Management Agreement were comparable to those typically found in agreements of such type.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In this regard, the Board considered that DeIM's future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund's investment management fee noted above.

The investment management fee rates paid to DeIM relative to those payable for similar institutional accounts advised by DeIM, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board noted that the nature of the Fund's investments eliminates any material use of soft dollars by DeIM in respect of the Fund's transactions.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management to Aberdeen Asset Management. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and Scudder Global Commodities Stock Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

AAMISL, located at 1735 Market Street, Philadelphia, PA is the fund's subadvisor. Under the supervision of the Board of Trustees and the Advisor, the subadvisor makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMISL is paid for its services by the Advisor from its fee as investment advisor to the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderGlobalHigh.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of December 1, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act, as amended.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder Global High Income Fund, Inc. as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present[1]	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present[1]	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present[1]	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director, 2005-present[1]	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present[1]	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present[1]	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Richard R. Burt (1947) Director, 2005-present[2]

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )

		54
Martin J. Gruber (1937) Director, 2005-present[2]

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		51
Richard J. Herring (1946) Director, 2005-present[2]	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51
Graham E. Jones (1933) Director, 2005-present[2]	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51
Rebecca W. Rimel (1951) Director, 2005-present[2]	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. (1935) Director, 2005-present[2]	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51
William N. Searcy (1946) Director, 2005-present[2]	Private investor (since October 2003); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003)	51
Officers[4]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[6] (1956) President, 2005-present

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[6] (1963) Assistant Secretary, 2005-present	Vice President[5], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[6] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[5], Deutsche Asset Management
Kathleen Sullivan[6] D'Eramo (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
John Robbins[6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) Chief Compliance Officer, 2004-present	Managing Director[5], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[6] (1956) Chief Legal Officer, 2005-present

Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 Length of time served represents the date that each Director first began serving in that position with Scudder Global High Income Fund, Inc., of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

5 Executive title, not a board directorship

6 Elected on December 2, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Global High Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee:
Mr. Keith R. Fox, and Mr. Graham E. Jones. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005                $67,500          $225             $0                 $0
--------------------------------------------------------------------------------
2004                $99,900          $185           $11,900              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                   $453,907                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005              $0             $197,605        $104,635            $302,240
--------------------------------------------------------------------------------
2004            $11,900             $0          $1,153,767          $1,165,667
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated  standing audit committee established in accordance with Section  3(a)(58)(A) of the Securities  Exchange Act of 1934,
as amended. The registrant's audit committee consists of Keith R. Fox(Chairman),
Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Philip Saunders, Jr.,
William N. Searcy, and Jean Gleason Stromberg.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                                    (a)
                                                   Total            (b)
                                                 Number of        Average
                                                   Shares        Price Paid
Period                                           Purchased       per Share
--------------------------------------------------------------------------------

November 1 through November 30, 2004                 0             $0.0
December 1 through December 31, 2004                 0             $0.0
January 1 through January 31, 2005                   0             $0.0
February 1 through February 28, 2005                 0             $0.0
March 1 through March 31, 2005                       0             $0.0
April 1 through April 30, 2005                       0             $0.0
May 1 through May 31, 2005                           0             $0.0
June 1 through June 30, 2005                         0             $0.0
July 1 through July 31, 2005                         0             $0.0
August 1 through August 31, 2005                     0             $0.0
September 1 through September 30, 2005               0             $0.0
October 1 through October 31, 2005                   0             $0.0

--------------------------------------------------------------------------------
Total                                                0             $0.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (d)
                                                  (c)              Maximum
                                              Total Number          Number
                                               of Shares          of Shares
                                               Purchased           that May
                                               as Part of           Yet Be
                                                Publicly          Purchased
                                               Announced          Under the
                                                Plans or           Plans or
Period                                          Programs           Programs
--------------------------------------------------------------------------------

November 1 through November 30, 2004              n/a                n/a
December 1 through December 31, 2004              n/a                n/a
January 1 through January 31, 2005                n/a                n/a
February 1 through February 28, 2005              n/a                n/a
March 1 through March 31, 2005                    n/a                n/a
April 1 through April 30, 2005                    n/a                n/a
May 1 through May 31, 2005                        n/a                n/a
June 1 through June 30, 2005                      n/a                n/a
July 1 through July 31, 2005                      n/a                n/a
August 1 through August 31, 2005                  n/a                n/a
September 1 through September 30, 2005            n/a                n/a
October 1 through October 31, 2005                n/a                n/a

--------------------------------------------------------------------------------
Total                                             n/a                n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, 345 Park Avenue
New York, NY 10154

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global High Income Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global High Income Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006